Group information	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Group information
1.	Group information
Immatics N.V, together with its German subsidiary Immatics Biotechnologies GmbH and its U.S. subsidiary, Immatics US Inc., (“Immatics” or “the Group”) is a biotechnology company that is primarily engaged in the research and development of T cell redirecting immunotherapies for the treatment of cancer patients. Immatics N.V., a Dutch public limited liability company, was converted on July 1, 2020 from Immatics B.V., a Dutch company with limited liability. Immatics Biotechnologies GmbH and Immatics US Inc. became subsidiaries of Immatics N.V. as part of the ARYA Merger (defined below) on July 1, 2020.
Immatics N.V is registered with the commercial register at the Netherlands Chamber of Commerce under RSIN 861058926 with a corporate seat in Amsterdam and is located at Paul-Ehrlich Str. 15 in 72076 Tübingen, Germany. Prior to July 1, 2020, Immatics N.V. was a shell company with no active trade or business or subsidiaries and all relevant assets and liabilities as well as income and expenses were borne by Immatics Biotechnologies GmbH and its U.S. subsidiary Immatics US, Inc. Therefore, the comparable consolidated financial statements as of December 31, 2019 and for the years ended December 31, 2019 and December 31, 2018 represent consolidated financial statements of Immatics Biotechnologies GmbH.
These annual consolidated financial statements of the Group for the year ended December 31, 2020 were authorized for issue by the Management Board of Immatics N.V. on March 30, 2021 except for the impact of the matter discussed in Note 2.3 Restatement of Consolidated Financial Statements to correct the presentation of the warrants which was approved by the Audit Committee of Immatics N.V. on October 26, 2021.